                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




                             AURUM SOFTWARE, INC.
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            (Exact name of Registrant as specified in its charter)

          Delaware                                        77-0292260
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(State of incorporation or organization)  (I.R.S. Employer Identification No.)


3385 Scott Boulevard, Santa Clara, CA                                    95054
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(Address of principal executive offices)                             (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:

                                     None
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Securities to be registered pursuant to Section 12(g) of the Act:

                   Common Stock,  $.001 par value per share
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                               (Title of Class)


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Item 1.  Description of Registrant's Securities to be Registered
         -------------------------------------------------------

         Incorporated by reference to page 57 of the Preliminary Prospectus contained in Registrant's Registration Statement on Form SB-2 filed with the Securities and Exchange Commission on September 13, 1996 (Commission File No. 333-11947) and to page 57 of Amendment No. 1 to the Registration Statement on Form SB-2 filed with the Securities and Exchange Commission on October 3, 1996 (collectively, the "Registration Statement").

Item 2.  Exhibits
         --------

         The following exhibits are filed as a part of this registration:

         1.  Form of specimen certificate for Registrant's Common Stock.*

         2.  Restated Certificate of Incorporation of Registrant.**

         3.  Bylaws of Registrant.***
_______________

* Incorporated by reference to Exhibit 4.1 to the Registration Statement. ** Incorporated by reference to Exhibit 3.1 to the Registration Statement. *** Incorporated by reference to Exhibit 3.2 to the Registration Statement.



                                   SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  October 3, 1996          Aurum Software, Inc.


                            By:  /s/ Christopher L. Dier
                               ---------------------------------
                               Christopher L. Dier
                               Chief Financial Officer and Secretary
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                               INDEX TO EXHIBITS
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                                                               Page Number
                                                               ------------

1.    Specimen Stock Certificate                               Incorporated
                                                               by Reference

2.    Restated Certificate of Incorporation                    Incorporated
                                                               by Reference

3.    Bylaws                                                   Incorporated
                                                               by Reference
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